Exhibit 99.1

D D R C O R P. STRATEGIC TRANSFORMATION NAREIT UPDATE JUNE 2018

safe harbor DDR Corp. considers portions of the information in this presentation to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, both as amended, with respect to the Company’s expectation for future periods. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. For this purpose, any statements contained herein that are not historical fact may be deemed to be forward-looking statements. There are a number of important factors that could cause our results to differ materially from those indicated by such forward-looking statements, including, among other factors, our ability to complete the spin-off of Retail Value Inc. (“RVI”) in a timely manner or at all, our ability to satisfy the various closing conditions to the spin-off, the impact of the spin-off on our business and that of RVI, and the Company’s and RVI’s ability to execute their respective business strategies following the spin-off. Other risks and uncertainties that could cause our results to differ materially from those indicated by such forward-looking statements include property damage, expenses related thereto and other business and economic consequences (including the potential loss of rental revenues) resulting from extreme weather conditions in locations where we own properties, and the ability to estimate accurately the amounts thereof; sufficiency and timing of any insurance recovery payments related to damages from extreme weather conditions; local conditions such as supply of space or a reduction in demand for real estate in the area; competition from other available space; dependence on rental income from real property; the loss of, significant downsizing of or bankruptcy of a major tenant; redevelopment and construction activities may not achieve a desired return on investment; our ability to buy or sell assets on commercially reasonable terms; our ability to complete acquisitions or dispositions of assets under contract; our ability to secure equity or debt financing on commercially acceptable terms or at all; our ability to enter into definitive agreements with regard to our financing and joint venture arrangements or our failure to satisfy conditions to the completion of these arrangements; the success of our deleveraging strategy; and our ability to maintain our REIT status. For additional factors that could cause the results of the Company to differ materially from those indicated in the forward-looking statements, please refer to the Company’s most recent reports on Form 10-K and Form 10-Q. The Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof. In addition, this presentation includes certain non-GAAP financial measures. Non-GAAP financial measures should not be considered replacements for, and should be read together with, the most comparable GAAP measures. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP measures can be found in the appendix to this presentation. ddr corp. // strat e g i c t r a n s f o r m at i o n n a r e i t u p d at e 2

TRANSACTION OVERVIEW - NEW DDR AND RVI BUSINESS PLANS

TWO DISTINCT COMPANIES WITH TWO DISTINCT STRATEGIES


28
MM SF
$1.35BN MORTGAGE PROCEEDS
EXTERNAL MANAGEMENT AGREEMENT
16
MM SF

NEW DDR

Maximize earnings, NAV, and cash flow growth through releasing, redevelopment, and opportunistic investment

- Curated portfolio maximizes exposure to growth and redevelopment assets
- Top tier convenience and demographics
- Low-risk near-term releasing opportunities to drive NOI growth
- Maximize risk-adjusted returns through leverage-neutral share repurchases, accretive redevelopment / densification, and acquisition of mispriced assets
- No Puerto Rico exposure
- Investment grade credit rating
- Net Debt / Adjusted EBITDA ~6.0x by 2H2018

RETAIL VALUE INC. (RVI)

Realize NAV through distribution of asset sale proceeds to investors

- Planned 2-3 year sale process with net proceeds distributed to shareholders after payment of mortgage loan and preferred dividend ($81MM sold to date)
- Externally managed by DDR for maximum cost efficiency
- Minimal increase to combined net G&A from incremental public company costs
- 7.0x net Debt / Adjusted EBITDA at closing of mortgage loan (including business interruption insurance proceeds), lower at spin as assets sold in 1H2018
- DDR will continue repair work and support for employees amid recovery efforts in Puerto Rico while exploring all alternatives

DDR CORP. // STRATEGIC TRANSFORMATION NAREIT UPDATE

3

TRANSACTION OVERVIEW - SIGNIFICANT PORTFOLIO REPOSITIONING

INCREASED EXPOSURE TO GROWTH AND REDEVELOPMENT ASSETS

- New DDR's portfolio specifically curated asset-by-asset to provide exposure to high-quality, high-growth assets most appropriate for the public markets
- Smaller pool of remaining durable assets have top-tier convenience and demographics



DDR (3Q2017)
$108K
Avg. HH Income
68
GSA TAP Score
8%
REDEVELOPMENT
$86K
Avg. HH Income
60
GSA TAP Score
26%
GROWTH
$78K
Avg. HH Income
59
GSA TAP Score
66% OF NOI
DURABLE
PORTFOLIO COMPOSITION
IMPROVED POST SPIN
NEW DDR
19%
REDEVELOPMENT
$111K
Avg. HH Income
68
GSA TAP Score
41%
GROWTH
$95K
Avg. HH Income
63
GSA TAP Score
40% OF NOI
DURABLE
$96K
Avg. HH Income
65
GSA TAP Score

Note: New DDR represents percentage of 2018E consolidated adjusted NOI

DDR CORP. // STRATEGIC TRANSFORMATION NAREIT UPDATE
4

TRANSACTION OVERVIEW—IMPROVED RELATIVE AND ABSOLUTE POSITIONING GREEN STREET ADVISORS TAP SCORE AVERAGE HOUSEHOLD INCOME ANNUAL BASE RENT PSF 65 $99K $17.29 66 $100K $17.60 65 +7% $98K +17% $17.40 +5% $96K $17.20 64 $17.00 $94K 63 $16.80 $92K 62 $90K $16.60 61 $16.40 $88K $16.20 60 $86K $16.00 59 $84K $15.80 58 $82K $15.60 DDR—1Q2018 NEW DDR DDR—1Q2018 NEW DDR DDR—1Q2018 NEW DDR 80 $130K $30 $28 $120K 75 $26 70 $110K $24 $100K $22 65 $20 $90K $18 60 $80K $16 $14 55 $70K $12 50 $60K $10 BRX KIM DDR NEW UE WRI RPAI ROIC REG AKR FRT BRX ROIC DDR KIM RPAI WRI NEW UE REG FRT AKR BRX DDR RPAI WRI KIM ROIC UE NEW REG FRT AKR DDR DDR DDR Source: Trade Area Systems and Green Street Advisors. Note: New DDR pro forma for completion of $900MM disposition plan. DDR CORP. // STRAT E G I C T R A N S F O R M AT I O N N A R E I T U P D AT E 5

TRANSACTION OVERVIEW - NEW DDR AND RVI OPERATING METRICS

Transaction separates highest growth Continental U.S. assets from a pool of highly saleable properties currently being discounted by the public markets

	DDR	NEW DDR[1]	RETAIL VALUE INC.
	44 MM SF (PRO-RATA)	28 MM SF (PRO-RATA)	16 MM SF
1Q2018 Properties (Including JVs)	132 (258)	82 (208)	50
1Q2018 Pro-Rata Real Estate Gross Book Value [2]	$8.6BN	$5.8BN	$2.8BN
1Q2018 Adjusted NOI [3]	$156MM	$101MM	$56MM
Consolidated ABR PSF [4]	$16.49	$17.29	$15.32
FY 2016 / 2017 Blended Leasing Spreads	9.1% / 6.0%	12.5% / 8.4%	3.9% / 2.6%
Consolidated Leased Rate [4]	92.9%	93.7%	91.7%
Consolidated Green Street Advisors TAP Score [5]	61	65	53
Consolidated Avg. HH Income (3-Mile)	$84,294	$98,675	$61,378
Consolidated Population (3-Mile)	99,476	110,007	80,814

(1) New DDR operating metrics (ABR PSF, leasing spreads, leased rate) and demographics pro forma for completion of $900MM disposition plan
(2) Includes DDR's pro-rata share of JV Real Estate Gross Book Value ($610MM)
(3) Includes DDR share of JV NOI. Excludes lease termination fees, NOI from assets sold in 1Q2018, and net hurricane-related losses. See calculation, definition and reconciliation in Appendix for non-GAAP financial measures. Numbers may not add due to rounding
(4) As of 1Q2018
(5) Continental U.S. only. GSA TAP scores unavailable for Puerto Rico

DDR CORP. // STRATEGIC TRANSFORMATION NAREIT UPDATE 6

TRANSACTION OVERVIEW - RVI UPDATE AND ESTIMATED TIMELINE

RVI SPIN REMAINS ON TRACK FOR 3Q EFFECTIVE DATE

- RVI asset Silver Spring Square (Mechanicsburg, PA) sold on April 17, 2018 for $81MM. Proceeds were used to repay RVI mortgage debt
- Expected RVI Board of Directors:
  - Scott Roulston (former DDR director), Barry Sholem (former DDR director), Gary Boston (new independent director), Henrie Koetter (new independent director), David Lukes (management) and Matt Ostrower (management)
- DDR expects to hold a $190MM preferred investment in RVI [1]
  - No coupon, no maturity
  - Preference: All dividends excluding payment of 100% of taxable net income to common shareholders



Public Announcement
Closing of $1.35BN mortgage secured by 50 RVI assets
Mortgage debt repayment and unsecured debt tender
Form 10 Filing & SEC Review
rvi
Expected Spin Completion
DEC
JAN
FEB
MAR
APR
MAY
JUN
JUL
Commence RVI disposition process
Expected completion of previously announced $900MM disposition plan

[1] Classified as mezzanine equity by RVI. Ability to receive an additional $10MM for a total of $200MM in maximum dividends in the event certain asset sale thresholds are met.

DDR CORP. // STRATEGIC TRANSFORMATION NAREIT UPDATE 7

NEW DDR OVERVIEW

NEW DDR - SIGNIFICANT PORTFOLIO REPOSITIONING

INCREASED EXPOSURE TO GROWTH AND REDEVELOPMENT ASSETS

- New DDR's portfolio specifically curated asset-by-asset to provide exposure to high-quality, high-growth assets most appropriate for the public markets
- Smaller pool of remaining durable assets have top-tier convenience and demographics



DDR (3Q2017)
$108K
Avg. HH Income
68
GSA TAP Score
8%
REDEVELOPMENT
$86K
Avg. HH Income
60
GSA TAP Score
26%
GROWTH
$78K
Avg. HH Income
59
GSA TAP Score
66% OF NOI
DURABLE
PORTFOLIO COMPOSITION
IMPROVED POST SPIN
NEW DDR
19%
REDEVELOPMENT
$111K
Avg. HH Income
68
GSA TAP Score
41%
GROWTH
$95K
Avg. HH Income
63
GSA TAP Score
40% OF NOI
DURABLE
$96K
Avg. HH Income
65
GSA TAP Score

Note: New DDR represents percentage of 2018E consolidated adjusted NOI

DDR CORP. // STRATEGIC TRANSFORMATION NAREIT UPDATE
9

NEW DDR - PORTFOLIO DIVERSITY

NEW DDR'S FOCUSED PORTFOLIO OF 79 WHOLLY-OWNED PROPERTIES PROVIDES EXPOSURE TO HIGH-QUALITY, GROWTH ASSETS

- Traffic driving discounters and grocers anchor the majority of New DDR centers
- Assets with traditional/specialty grocers account for 43% of New DDR's portfolio with average reported sales of $628/ft
- Including mass merchants with a grocery component, almost 70% of New DDR's portfolio is anchored by a food component

VALUE / DISCOUNT TILT



27%
OF ABR WITH NO MAJOR DISCOUNT COMPONENT
73%
OF ABR ANCHORED BY QUALITY DISCOUNTERS

High quality discounters, including Ross, T.J. Maxx brands, and Burlington anchor wholly-owned centers comprising 73% of New DDR's ABR

ASSETS WITH SIGNIFICANT GROCERY COMPONENT



32%
NO GROCERY COMPONENT
18%
SPECIALTY GROCER
25%
TRADITIONAL GROCER
25%
MASS MERCHANT

Over two thirds of New DDR is anchored by traditional grocers, specialty grocers or mass merchants with a grocery component including Walmart, Target and Costco

SHOP TO ANCHOR BALANCE



22%
SHOP BY GLA
66%
ANCHOR BY ABR
34%
SHOP BY ABR
78%
ANCHOR BY GLA

New DDR's centers derive 34% of ABR from in-line tenants even though only 22% of space is leased to shop tenants

Note: Property count as of May 31, 2018

DDR CORP. // STRATEGIC TRANSFORMATION NAREIT UPDATE 10

NEW DDR—PORTFOLIO MAP TOP 12 MARKETS ACCOUNT FOR 70% OF CONSOLIDATED ADJUSTED 2018E NOI Boston, MA 6% Chicago, IL 7% Columbus, OH 6% New York, NY 8% Denver, CO 6% Washington, DC 3% Charlotte, NC 6% Los Angeles, CA 4% Phoenix, AZ 7% Atlanta, GA 8% Orlando, FL 5% Miami, FL 5% MSA % of Consolidated Adjusted NOI Consolidated New DDR Assets Note: Pro forma for completion of $900MM disposition plan DDR CORP. // STRAT E G I C T R A N S F O R M AT I O N N A R E I T U P D AT E 11

NEW DDR—SUBSTANTIALLY IMPROVED OPERATING METRICS DDR NEW DDR(1) MM 44 SF MM 28 SF (PRO-RATA) (PRO-RATA) 1Q2018 Properties (Including JVs) 132 (258) 82 (208) 1Q2018 Pro-Rata Real Estate Gross Book Value (2) $8.6BN $5.8BN 1Q2018 Adjusted NOI (3) $156MM $101MM Consolidated ABR PSF (4) $16.49 $17.29 FY 2016 / 2017 Blended Leasing Spreads 9.1% / 6.0% 12.5% / 8.4% Consolidated Leased Rate (4) 92.9% 93.7% Consolidated Green Street Advisors TAP Score 61 65 Consolidated Avg. HH Income (3-Mile) $84,294 $98,675 Consolidated Population (3-Mile) 99,476 110,007 (1) New DDR operating metrics (ABR PSF, leasing spreads, SSNOI, leased rate) and demographics pro forma for completion of $900MM disposition plan (2) Includes DDR’s pro-rata share of JV Real Estate Gross Book Value ($610MM) (3) Includes DDR share of JV NOI. Excludes lease termination fees, NOI from assets sold in 1Q2018, and net hurricane-related losses. See calculation, definition and reconciliation in Appendix for non-GAAP financial measures (4) As of 1Q2018 DDR CORP. // STRAT E G I C T R A N S F O R M AT I O N N A R E I T U P D AT E 12

NEW DDR - KMART SHOPPING CENTER (BRANDON, FL)


FORMER
KMART
OUTPARCEL
OPPORTUNITY

$27.8MM redevelopment of the former Kmart box in Brandon, Florida. The project is expected to stabilize in 3Q2019 at a 9% return. New DDR has no direct exposure to Sears/Kmart.

DDR CORP. // STRATEGIC TRANSFORMATION NAREIT UPDATE 13

NEW DDR - NASSAU PARK PAVILION (PRINCETON, NJ)


EXISTING
SHOP GLA
SERVICE
REDEVELOPMENT
RESTAURANT
REDEVELOPMENT
Wegmans

$5.4MM relocation of 18k SF of vacant small-shop space adjacent to a former Sam's Club to the area immediately in front of a highly productive Wegman's. The project is expected to stabilize at a 13% return.

DDR CORP. // STRATEGIC TRANSFORMATION NAREIT UPDATE 14

NEW DDR—FURTHER BALANCE SHEET IMPROVEMENTS $1000 Transaction Expected to Result in a $900 Stronger DDR Balance Sheet $800 Net Debt / Adjusted EBITDA (excluding preferred $700 stock) of ~6.0x in 2H2018 $600 Weighted average maturity of 10.7 years $500 including preferred stock (6.3 years excluding) $400 No unsecured maturities until 2022 $300 Expected to have full availability under the $200 company’s $1.0BN Line of Credit at YE2018 $100 Capacity to fund 6 years of maturities $0 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 Note: As of 1Q2018 pro forma for the RVI spin and $900MM disposition program. Note: Preliminary estimate subject to change LEVERAGE / PUBLIC BOND COVENANTS DDR 1Q2018E NEW DDR 4Q2018E Commitment to Investment-Grade Credit Rating Pro-Rata Net Debt / Adjusted EBITDA 6.5x ~6.0x Larger and higher quality unencumbered pool Total Debt to RE Assets 45% ~40% with no Puerto Rico exposure Minimal consolidated secured debt Secured Debt to Assets Ratio 17% ~3% Improvement to all public bond covenants Unencumbered Assets to Unsecured Debt 213% ~240% RVI mortgage does not impact DDR covenant compliance Fixed Charge Coverage (Ex. Prepayment Penalties) 3.0x ~3.0x DDR CORP. // STRAT E G I C T R A N S F O R M AT I O N N A R E I T U P D AT E 15

NEW DDR—MINIMAL NEAR-TERM REFINANCING RISK WEIGHTED AVERAGE MATURITY NOW ABOVE PEER-GROUP AVERAGE WITH NO MATERIAL MATURITIES UNTIL 2022 % DEBT MATURING 2018—2020 WA INTEREST WEIGHTED AVERAGE DEBT MATURITY RATE BRX BRX 4.2% RPAI AKR 4.1% ADR REG 5.0% AAT WRI 4.4% WRI RPAI 3.7% FRT ROIC 3.1% KIM NEW DDR 5.8% UE NEW DDR 3.9% REG UE 4.4% KIM ROIC 3.9% FRT 0 10% 20% 30% 0 2 4 6 8 10 12 2018 2019 2020 Source: Company details. DDR data as of 1Q2018 and pro forma for the RVI spin and $900MM disposition Source: Green Street Advisors. DDR data as of 1Q2018 and pro forma for the RVI spin and program. Peer data as of 1Q2018. $900MM disposition program. Peer data as of 1Q2018. DDR CORP. // STRAT E G I C T R A N S F O R M AT I O N N A R E I T U P D AT E 16

NEW DDR - ATTRACTIVE DIVIDEND YIELD, SECTOR LEADING PAYOUT RATIO

NEW DDR QUARTERLY DIVIDEND RATE EXPECTED TO BE AT LEAST $0.20/SH

- Enhanced cash retention for redevelopment and opportunistic investments
- Reset payout ratio expected to be among the most conservative in the peer group, positioned for growth
- Using the current share price, unadjusted for the spin of RVI, and the reset dividend rate, DDR offers an attractive dividend yield relative to the peer group



140%
120%
100%
80%
60%
40%
20%
0%
2018 AFFO PAYOUT RATIO
8%
7%
6%
5%
4%
3%
2%
1%
0%
DIVIDEND YIELD
NEW DDR
REG
BRX
RPAI
FRT
WRI
UE
ROIC
AKR
KIM
2018 AFFO PAYOUT RATIO (%)
DIVIDEND YIELD (%)

Source: Green Street Advisors. Price as of May 25, 2018. New DDR represents targeted payout ratio.

DDR CORP. // STRATEGIC TRANSFORMATION NAREIT UPDATE 17

NEW DDR – REPAYMENT OF BLACKSTONE PREFERRED EQUITY INVESTMENT $450 $400 $350 $300 $250 DDR has received $112MM of $200 PREFERRED EQUITY preferred equity repayments since $150 (NET OF VALUATION ALLOWANCE) formation including $10MM in 2Q2018 $100 PREFERRED EQUITY REPAYMENT $237MM of preferred equity in BRE $50 $0 DDR Retail Holdings III and IV was 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 outstanding as of end of 1Q2018 68 68 66 62 61 60 51 46 41 BLACKSTONE JV PROPERTY COUNT $9 $8 $7 $6 BLACKSTONE JV INTEREST INCOME $5 $4 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 INTEREST INCOME Note: Income from DDR’s preferred equity investment is included in Interest Income on the consolidated income statement. Dollars in millions except property count. DDR CORP. // STRAT E G I C T R A N S F O R M AT I O N N A R E I T U P D AT E 18

NEW DDR—2018 GUIDANCE & FFO BRIDGE (SPLIT-ADJUSTED) NO CHANGE TO SPLIT-ADJUSTED OPERATING FFO PER SHARE GUIDANCE AND RELATED ASSUMPTIONS 2Q2018 OFFO guidance per share (basic and diluted) of at least $0.45 per share 3Q2018 OFFO guidance per share (basic and diluted) of at least $0.30 per share $0.70 $0.07 $0.02 $0.01 $0.30 $0.60 $0.11 $0.53 $0.02 $0.02 $0.50 $0.02 $0.02 $0.45 $0.40 $0.30 $0.30 $0.20 $0.10 $0.00 1Q18 JV FEE & DDR PRO-RATA G&A & 2Q18E PRO-RATA RVI FEE (1) DDR JV FEE & RVI 3Q18E OFFO INTEREST DISPOSITION INTEREST OTHER OFFO INTEREST INCOME DISPOSITION INTEREST INCOME OFFO INCOME PROGRAM EXPENSE EXPENSE PROGRAM INCOME Note: The company has no intention to provide quarterly FFO guidance going forward. Numbers may not add due to rounding. (1) Assumes no unannounced RVI dispositions, a 3Q2018 effective date and 1:2 reverse stock split DDR CORP. // STRAT E G I C T R A N S F O R M AT I O N N A R E I T U P D AT E 19

NEW DDR—COMPONENTS OF NAV New DDR Assets (1) New DDR Liabilities & Preferred Stock (1) 1Q2018 Adjusted NOI (2) $101 Construction in Progress and Land $68 Land Adjacent to Existing Centers $31 Consolidated Debt (5) $2,426 Cost Basis of HQ Building $41 Pro-Rata Share of JV Debt (5) $335 Total Land and Development $140 Total Debt $2,761 Cash and Cash Equivalents (3) $18 Notes Receivable $20 Preferred Equity Interests, Net $237 RVI Preferred $190 Preferred Stock $525 Total Cash and Investments $465 Total Preferred Stock $525 Receivables (4) $72 Dividends Payable $79 Other Assets, Net $28 Other Liabilities (6) $149 Total Other $100 Total Other $228 (1) All figures other than $40MM receivable from RVI and RVI Preferred as of 1Q2018. Dollars in millions. (2) Includes DDR share of JV NOI. Excludes lease termination fees and NOI from assets sold in 1Q2018. See calculation, definition and reconciliation in Appendix for non-GAAP financial measures (3) Includes restricted cash (4) Excludes straight-line rents receivable, net. Includes $40MM RVI receivable (5) Excludes RVI mortgage, loan costs and fair market value adjustments (6) Excludes below-market leases, net DDR CORP. // STRAT E G I C T R A N S F O R M AT I O N N A R E I T U P D AT E 20

RETAIL VALUE INC. OVERVIEW

RETAIL VALUE INC.—OPERATING METRICS VALUE RETAIL INC. CONTINENTAL ASSETS U.S. PUERTO ASSETS RICO 16 4 MM 4 SF MM SF 12 MM SF 12 1Q2018 Properties (1) 50 38 12 1Q2018 Pro-Rata Real Estate Gross Book Value $2.8BN $1.8BN $1.0BN 1Q2018 Adjusted NOI (2) $56MM $36MM $20MM Consolidated ABR PSF (3) $15.32 $13.63 $20.89 FY 2016 / 2017 Blended Leasing Spreads 3.9% / 2.6% 9.8% / 6.1% -7.0% / -12.6% Consolidated Leased Rate (3) 91.7% 93.4% 87.0% Consolidated Green Street Advisors TAP Score (4) 53 53 NA Consolidated Avg. HH Income (3-Mile) $61,378 $75,943 $32,609 Consolidated Population (3-Mile) 80,814 64,147 113,733 (1) Includes Silver Spring Square (Sold April 17, 2018) (2) Excludes lease termination fees and net hurricane-related losses. See calculation, definition and reconciliation in Appendix for non-GAAP financial measures (3) As of 1Q2018 (4) Continental U.S. only. GSA TAP scores unavailable for Puerto Rico DDR CORP. // STRAT E G I C T R A N S F O R M AT I O N N A R E I T U P D AT E 22

RETAIL VALUE INC. - SELECT ASSET OVERVIEW

rvi

HIGHER QUALITY AND MORE LIQUID PORTFOLIO THAN ASSETS SOLD TO DATE

BEAVER CREEK CROSSINGS


DICK'S
SPORTING GOODS

RALEIGH
MSA

321K
Owned GLA

72
Green Street TAP Score

$16.09
Rent PSF

SEABROOK COMMONS


ULTA

BOSTON
MSA

175K
Owned GLA

53
Green Street TAP Score

$18.58
Rent PSF

GRESHAM STATION


LA FITNESS

PORTLAND
MSA

342K
Owned GLA

53
Green Street TAP Score

$19.76
Rent PSF

SILVER SPRING SQUARE

SOLD


Wegmans

HARRISBURG
MSA

343K
Owned GLA

55
Green Street TAP Score

$17.88
Rent PSF

MARKETPLACE AT TOWNE CENTRE


OLD NAVY

DALLAS
MSA

180K
Owned GLA

52
Green Street TAP Score

$17.05
Rent PSF

DDR CORP. // STRATEGIC TRANSFORMATION NAREIT UPDATE

23

RETAIL VALUE INC. - PUERTO RICO OPERATIONS UPDATE

rvi

PUERTO RICO FUNDAMENTALS STABILIZING

PR Portfolio 87% leased as of 1Q2018 vs. 91% prior to storm

- Remaining openings generally dependent on repairs to damage
- Repairs expected to be substantially complete at all 12 properties, including Palma Real, by end of 3Q19

Estimated Aggregate casualty insurance claim of $150MM

- Includes the cost to clean up, repair and rebuild (excludes costs related to self-insured tenants)
- Approximately 20% of the estimate is related to Palma Real restoration costs
- DDR carries property, casualty, and business interruption insurance with limits of $330MM

TOTAL PUERTO RICO QUARTERLY CASH RECEIPTS[1]


$40.0
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
(MILLIONS)
1Q17
2Q17
3Q17
4Q17
1Q18

(1) Excludes business interruption insurance payments

DDR CORP. // STRATEGIC TRANSFORMATION NAREIT UPDATE
24

RETAIL VALUE INC.—PORTFOLIO MAP GEOGRAPHICALLY DIVERSE AND FINANCEABLE POOL OF ASSETS RVI Assets DDR CORP. // STRAT E G I C T R A N S F O R M AT I O N N A R E I T U P D AT E 25

RETAIL VALUE INC. - FINANCING DETAILS

rvi

PROCEEDS	• $1.35BN mortgage financing
CHARACTERISTICS	• Transaction demonstrates financing availability and quality of RVI asset pool: - Cross-collateralized - Rate: L + 315bp (LIBOR subject to a 3.0% cap) - Term: 5-years fully extended
ADDITIONAL DETAILS	• RVI disposition proceeds used to repay mortgage debt and preferred dividends with excess proceeds distributed to shareholders subject to loan compliance • See the Form 10 Information Statement filed by Retail Value Inc. with the Securities and Exchange Commission for further information

DDR CORP. // STRATEGIC TRANSFORMATION NAREIT UPDATE

26

RETAIL VALUE INC. - COMPONENTS OF NAV RVI Assets (1) RVI Liabilities & Preferred Stock (1) 1Q2018 Adjusted NOI (2) $56 Construction in Progress and Land $9 Consolidated Debt (5) $1,350 Land Adjacent to Existing Centers $0 Pro-Rata Share of JV Debt $0 Total Land and Development $9 Total Debt $1,350 Cash and Cash Equivalents (3) $48 DDR Mezzanine Equity (Preferred Stock) $190 Total Cash and Investments $48 Total Preferred Stock $190 Receivables (4) $76 Dividends Payable $0 Other Assets, Net $20 Other Liabilities (6) $85 Total Other $96 Total Other $85 (1) All figures other than $40MM payable to DDR and DDR Preferred as of 1Q2018. Dollars in millions. (2) Excludes lease termination fees and net hurricane-related losses. See calculation, definition and reconciliation in Appendix for non-GAAP financial measures (3) Includes restricted cash (4) Excludes straight-line rents receivable, net. Includes Casualty insurance receivable. (5) Excludes loan costs (6) Excludes below-market leases, net. Includes $40MM payable to DDR DDR CORP. // STRAT E G I C T R A N S F O R M AT I O N N A R E I T U P D AT E 27

APPENDIX

RETAIL VALUE INC. PROPERTY LIST

(GLA in thousands, as of 1Q2018)

CONTINENTAL U.S.								100% DDR OWNERSHIP
#	Center	MSA	Location	ST	Owned GLA	Total GLA	ABR PSF	Key Tenants
1	Palm Valley Pavilions West	Phoenix	Goodyear	AZ	233	277	$18.16	Barnes & Noble, Best Buy, Ross Dress for Less, Total Wine & More
2	Tucson Spectrum	Tucson	Tucson	AZ	717	970	$14.61	Bed Bath & Beyond, Best Buy, Food City, Harkins Theatres, Home Depot (U), JCPenney, LA Fitness, Marshalls, Michaels, OfficeMax, Old Navy, Party City, PetSmart, Ross Dress for Less, Target (U)
3	Brandon Boulevard Shoppes	Tampa	Valrico	FL	86	89	$15.50	LA Fitness
4	Homestead Pavilion	Miami	Homestead	FL	300	391	$18.49	Bed Bath & Beyond, Kohl's (U), Michaels, Ross Dress for Less
5	International Drive Value Center	Orlando	Orlando	FL	186	192	$10.42	Bed Bath & Beyond, dd's Discounts, Ross Dress for Less, T.J. Maxx
6	Lake Walden Square	Tampa	Plant City	FL	245	245	$11.97	Marshalls, Premiere Cinemas, Ross Dress for Less, Winn Dixie
7	Mariner Square	Tampa	Spring Hill	FL	194	519	$9.60	Bealls, Ross Dress for Less, Sam's Club (U), Walmart (U)
8	Millenia Plaza	Orlando	Orlando	FL	412	412	$10.82	BJ's Wholesale Club, Dick's Sporting Goods, Home Depot, Ross Dress for Less, Total Wine & More, Toys "R" Us/Babies "R" Us
9	Tequesta Shoppes	Miami	Tequesta	FL	110	110	$11.65	Marshalls
10	The Walk at Highwoods Preserve	Tampa	Tampa	FL	138	232	$15.95	Best Buy, HomeGoods, Michaels, Muvico (U)
11	Douglasville Pavilion	Atlanta	Douglasville	GA	266	369	$12.19	Big Lots, Marshalls, Michaels, OfficeMax, PetSmart, Ross Dress for Less, Target (U)
12	Newnan Crossing	Atlanta	Newnan	GA	223	453	$8.37	Hobby Lobby, Lowe's, Walmart (U)
13	East Lloyd Commons	Evansville	Evansville	IN	160	160	$13.86	Best Buy, Michaels, Dick's Sporting Goods
14	Grandville Marketplace	Grand Rapids	Grandville	MI	224	372	$10.84	Hobby Lobby, Lowe's (U), OfficeMax
15	Green Ridge Square	Grand Rapids	Grand Rapids	MI	216	407	$13.50	Bed Bath & Beyond, Best Buy, Michaels, T.J. Maxx, Target (U), Toys "R" Us (U)
16	Maple Grove Crossing	Minneapolis	Maple Grove	MN	262	350	$13.35	Barnes & Noble, Bed Bath & Beyond, Cub Foods (U), Kohl's, Michaels
17	Midway Marketplace	Minneapolis	St. Paul	MN	324	487	$8.65	Cub Foods, Herberger's (U), LA Fitness, T.J. Maxx, Walmart
18	Riverdale Village	Minneapolis	Coon Rapids	MN	788	968	$15.52	Bed Bath & Beyond, Best Buy, Costco (U), Dick's Sporting Goods, DSW, JCPenney, Jo-Ann, Kohl's, Old Navy, T.J. Maxx
19	Big Oaks Crossing	Tupelo	Tupelo	MS	348	348	$6.13	Jo-Ann, Sam's Club, Walmart
20	Crossroads Center	Gulfport	Gulfport	MS	555	591	$11.62	Academy Sports, Barnes & Noble, Belk, Burke's Outlet, Cinemark, Forever 21, Michaels, Ross Dress for Less, T.J. Maxx
21	Seabrook Commons	Boston	Seabrook	NH	175	393	$18.58	Dick's Sporting Goods, Walmart (U)
22	Hamilton Commons	Atlantic City	Mays Landing	NJ	397	397	$16.73	Bed Bath & Beyond, Marshalls, Regal Cinemas, Ross Dress for Less, Hobby Lobby
23	Wrangleboro Consumer Square	Atlantic City	Mays Landing	NJ	842	842	$13.41	Babies "R" Us, Best Buy, BJ's Wholesale Club, Books-A-Million, Christmas Tree Shops, Dick's Sporting Goods, Just Cabinets, Kohl's, Michaels, PetSmart, Staples, Target
24	Beaver Creek Crossings	Raleigh	Apex	NC	321	321	$16.09	Burke's Outlet, Dick's Sporting Goods, Regal Beaver Creek 12, T.J. Maxx

CONTINUED TO NEXT PAGE >>>

DDR CORP. // STRATEGIC TRANSFORMATION NAREIT UPDATE

29

RETAIL VALUE INC. PROPERTY LIST (CONTINUED)

(GLA in thousands, as of 1Q2018)

CONTINENTAL U.S. — 100% DDR OWNERSHIP

#	Center	MSA	Location	ST	Owned GLA	Total GLA	ABR PSF	Key Tenants
25	Great Northern Plazas	Cleveland	North Olmsted	OH	631	669	$13.83	Bed Bath & Beyond, Best Buy, Big Lots, Burlington, DSW, Home Depot, Jo-Ann, K&G Fashion Superstore, Marc's, PetSmart
26	Uptown Solon	Cleveland	Solon	OH	182	182	$15.16	Bed Bath & Beyond, Mustard Seed Market & Cafe
27	Gresham Station	Portland	Gresham	OR	342	342	$19.76	Bed Bath & Beyond, Best Buy, Craft Warehouse, LA Fitness
28	Noble Town Center	Philadelphia	Jenkintown	PA	168	168	$15.97	AFC Fitness, Bed Bath & Beyond, PetSmart, Ross Dress for Less, Stein Mart
29	Peach Street Marketplace	Erie	Erie	PA	721	1,001	$10.18	Babies "R" Us, Bed Bath & Beyond, Best Buy (U), Burlington, Cinemark, Erie Sports, Hobby Lobby, Home Depot (U), Kohl's, Lowe's, Marshalls, PetSmart, Target (U)
30	Silver Spring Square [1]	Harrisburg	Mechanicsburg	PA	343	569	$17.88	Bed Bath & Beyond, Best Buy, Kohl's (U), Ross Dress for Less, Target (U), Wegmans
31	Harbison Court	Columbia	Columbia	SC	242	301	$14.84	Babies "R" Us (U), Marshalls, Nordstrom Rack, Ross Dress for Less
32	Lowe's Home Improvement	Nashville	Hendersonville	TN	129	144	$8.83	Lowe's
33	Kyle Crossing	Austin	Kyle	TX	121	375	$19.32	Kohl's (U), Ross Dress for Less, Target (U)
34	The Marketplace at Towne Centre	Dallas-FTW	Mesquite	TX	180	404	$17.05	Cavender's (U), Home Depot (U), Kohl's (U), PetSmart, Ross Dress for Less
35	Willowbrook Plaza	Houston	Houston	TX	385	393	$15.48	AMC Theatres, Bed Bath & Beyond, Bel Furniture, buybuy BABY, Cost Plus World Market
36	Marketplace of Brown Deer	Milwaukee	Brown Deer	WI	410	410	$9.45	Bob's Discount Furniture, Burlington, Michaels, OfficeMax, Pick 'n Save, Ross Dress for Less, T.J. Maxx
37	Shoppers World of Brookfield	Milwaukee	Brookfield	WI	203	278	$11.64	Burlington, Pick 'n Save (U), Ross Dress for Less, Xperience Fitness
38	West Allis Center	Milwaukee	West Allis	WI	264	392	$6.79	Kohl's, Marshalls/HomeGoods, Menards (U), Pick 'n Save

PUERTO RICO — 100% DDR OWNERSHIP

#	Center	MSA	Location	ST	Owned GLA	Total GLA	ABR PSF	Key Tenants
1	Plaza Cayey	San Juan	Cayey	PR	313	339	$8.98	Caribbean Cinemas (U), Walmart
2	Plaza del Atlántico	San Juan	Arecibo	PR	223	223	$12.26	Capri, Kmart
3	Plaza del Norte	San Juan	Hatillo	PR	682	699	$22.54	Caribbean Cinemas, JCPenney, OfficeMax, Rooms To Go, Sears, T.J. Maxx
4	Plaza del Sol	San Juan	Bayamón	PR	601	713	$30.97	Bed Bath & Beyond, Caribbean Cinemas, H & M, Home Depot (U), Old Navy, Walmart, Dave & Buster's
5	Plaza Escorial	San Juan	Carolina	PR	524	636	$16.24	Caribbean Cinemas, Home Depot (U), OfficeMax, Old Navy, Sam's Club, Walmart
6	Plaza Fajardo	Fajardo	Fajardo	PR	274	274	$16.62	Econo, Walmart
7	Plaza Isabela	Aguadilla-Isabela	Isabela	PR	259	259	$14.91	Selectos Supermarket, Walmart
8	Plaza Palma Real	San Juan	Humacao	PR	449	449	$15.08	Capri, Marshalls, Pep Boys, Walmart
9	Plaza Río Hondo	San Juan	Bayamón	PR	555	555	$25.57	Best Buy, Caribbean Cinemas, Kmart, Marshalls Mega Store, Pueblo, T.J. Maxx
10	Plaza Vega Baja	San Juan	Vega Baja	PR	185	185	$11.84	Econo
11	Plaza Walmart	Guayama	Guayama	PR	164	164	$9.27	Walmart
12	Señorial Plaza	San Juan	Río Piedras	PR	202	202	$17.90	Pueblo

[1] Sold April 17, 2018

DDR CORP. // STRATEGIC TRANSFORMATION NAREIT UPDATE 30

NON-GAAP FINANCIAL MEASURES—DEFINITIONS FFO is a supplemental non-GAAP financial measure used as a standard in the real estate industry and is a widely accepted measure of real estate investment trust (“REIT”) performance. Management believes that both FFO and Operating FFO provide additional indicators of the financial performance of a REIT. The Company also believes that FFO and Operating FFO more appropriately measure the core operations of the Company and provide benchmarks to its peer group. FFO is generally defined and calculated by the Company as net income (loss), adjusted to exclude: (i) preferred share dividends, (ii) gains and losses from disposition of depreciable real estate property and related investments, which are presented net of taxes, (iii) impairment charges on depreciable real estate property and related investments and (iv) certain non-cash items. These non-cash items principally include real property depreciation and amortization of intangibles, equity income (loss) from joint ventures and equity income (loss) from non-controlling interests and adding the Company’s proportionate share of FFO from its unconsolidated joint ventures and non-controlling interests, determined on a consistent basis. The Company’s calculation of FFO is consistent with the NAREIT definition. The Company calculates Operating FFO by excluding certain non-operating charges and gains. Operating FFO is useful to investors as the Company removes non-comparable charges and gains to analyze the results of its operations and assess performance of the core operating real estate portfolio. Other real estate companies may calculate FFO and Operating FFO in a different manner. The Company also uses Net Operating Income (“NOI”), a non-GAAP financial measure, as a supplemental performance measure. NOI is calculated herein as property revenues less property expenses and excludes all non-property and corporate level revenue and expenses. The Company believes NOI provides useful information to investors regarding the Company’s financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level and, when compared across periods, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and disposition activity on an unleveraged basis. The Company has further adjusted NOI to exclude lease termination fees, net hurricane-related losses and NOI associated with all properties sold during the first quarter ended March 31, 2018 (“Adjusted NOI”). The Company believes that FFO, OFFO and Adjusted NOI are not, and are not intended to be, presentations in accordance with GAAP. FFO, OFFO and Adjusted NOI information have their limitations as they exclude any capital expenditures associated with the re-leasing of tenant space or as needed to operate the assets. FFO, OFFO and Adjusted NOI do not represent amounts available for dividends, capital replacement or expansion, debt service obligations or other commitments and uncertainties. Management does not use FFO, OFFO and Adjusted NOI as indicators of the Company’s cash obligations and funding requirements for future commitments, acquisitions or development activities. FFO, OFFO and Adjusted NOI do not represent cash generated from operating activities in accordance with GAAP, and are not necessarily indicative of cash available to fund cash needs. FFO, OFFO and Adjusted NOI should not be considered as alternatives to net income (computed in accordance with GAAP), as indicators of operating performance or as alternatives to cash flow as a measure of liquidity. Reconciliations of these measures to the most directly comparable GAAP measure of net income (loss) has been provided herein. DDR CORP. // STRAT E G I C T R A N S F O R M AT I O N N A R E I T U P D AT E 31

NON-GAAP RECONCILIATION—ADJUSTED NOI Reconciliation of Net Income Attributable to DDR to Adjusted Net Operating Income (Adjusted NOI) At (Non-GAAP) DDR Share 1Q2018 1Q2018 GAAP RECONCILIATION Net (loss) attributable to DDR ($54,153) ($54,153) Fee income (8,111) (8,111) Interest income (5,341) (5,341) Interest expense 44,040 44,040 Depreciation and amortization 74,424 74,424 General and administrative 16,115 16,115 Other expense, net 61,607 61,607 Impairment charges 30,444 30,444 Hurricane casualty loss 750 750 Equity in net loss of joint ventures (8,786) (8,786) Reserve of preferred equity interests 3,961 3,961 Tax benefit (18) (18) Gain on disposition of real estate, net (10,011) (10,011) Income from non-controlling interests 256 256 Consolidated NOI 145,177 145,177 DDR’s consolidated JV 0 (398) Consolidated NOI, net of non-controlling interests 145,177 144,779 CONTINUED TO NEXT PAGE >>> DDR CORP. // STRAT E G I C T R A N S F O R M AT I O N N A R E I T U P D AT E 32

NON-GAAP RECONCILIATION—ADJUSTED NOI (CONTINUED) At (Non-GAAP) DDR Share 1Q2018 1Q2018 GAAP RECONCILIATION Net income from unconsolidated joint ventures 23,405 8,452 Interest expense 24,243 3,749 Depreciation and amortization 39,677 5,181 Impairment charges 16,910 846 Hurricane casualty Loss 19 1 Preferred share expense 6,508 325 Other expense, net 7,421 1,289 Gain on disposition of real estate, net (38,020) (7,448) Unconsolidated NOI 80,163 12,395 Total Consolidated + Unconsolidated NOI 225,340 157,174 Add: Hurricane casualty loss, net 1,784 1,784 Less: Lease termination fees (1,648) (808) Less: NOI impact of properties sold during 1Q2018 (3,524) (1,668) DDR—Total Consolidated + Unconsolidated Adjusted NOI $221,952 $156,482 New DDR including disposition pipeline 166,323 100,853 Retail Value Inc. 55,629 55,629 DDR—Total Consolidated + Unconsolidated Adjusted NOI $221,952 $156,482 DDR CORP. // STRAT E G I C T R A N S F O R M AT I O N N A R E I T U P D AT E 33

NON-GAAP RECONCILIATION - OFFO

Reconciliation of Net Income Attributable to Common Shareholders to FFO and Operating FFO estimate

	Per Share - Diluted	
	2Q2018E	3Q2018E
Net (loss) income attributable to Common Shareholders	**($0.19) - ($0.16)**	**$0.04 - $0.06**
Depreciation and amortization of real estate	0.38 - 0.41	0.23 - 0.26
Equity in net income of JVs	(0.02)	(0.02)
JVs' FFO	0.04	0.04
FFO (NAREIT)	$0.24	$0.29
Transaction and debt extinguishment costs	0.21 - 0.24	0.01
Operating FFO	**$0.45**	**$0.30**

DDR CORP. // STRATEGIC TRANSFORMATION NAREIT UPDATE

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